LOOMIS SAYLES HIGH INCOME FUND

Supplement dated October 29, 2018 to the Statement of Additional Information of the Loomis Sayles High Income Fund (the “Fund”), dated February 1, 2018, as may be revised or supplemented from time to time.

Effective November 1, 2018, Brian P. Kennedy and Todd P. Vandam, CFA® will join the portfolio management team of the Fund.

Effective November 1, 2018, the following information supplements the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of September 30, 2018, Brian P. Kennedy and Todd P. Vandam both managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by Mr. Kennedy and Mr. Vandam:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Brian P. Kennedy	12	$32.2 billion	0	$0	10	$5.9 billion	0	$0	63	$10.4 billion	0	$0

Todd P. Vandam	4	$2.1 billion	0	$0	11	$2.9 billion	0	$0	25	$3.9 billion	0	$0

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2018, Mr. Kennedy and Mr. Vandam did not own any shares of the Fund.